                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 30, 2007

                   Morgan Stanley Capital I Trust 2007 - TOP27
                         (Exact name of issuing entity)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

                     Bear Stearns Commercial Mortgage, Inc.
                  Morgan Stanley Mortgage Capital Holdings LLC
                     Wells Fargo Bank, National Association
                      Principal Commercial Funding II, LLC
            (Exact names of sponsors as specified in their charters)

                                                      Applied for, but not yet
      NEW YORK                333-143623-01          received from the I.R.S.
  (State or Other           (Commission File              (I.R.S. Employer
   Jurisdiction           Number of Depositor)         Identification Number)
of Incorporation of
the issuing entity)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                    (Address of principal executive offices)
        Depositor's telephone number, including area code (212) 761-4000

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

     On July 30, 2007, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of July 1, 2007, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), Centerline Servicing Inc., as special servicer
(the "Special Servicer"), LaSalle Bank National Association, as trustee and custodian of the Trust (the "Trustee") and Wells Fargo Bank, National
Association, as paying agent (the "Paying Agent"), certificate registrar and authentication agent, providing for the Company's Commercial Mortgage
Pass-Through Certificates, Series 2007-TOP27. The Pooling and Servicing
Agreement is annexed hereto as Exhibit 99.1.

     On July 30, 2007, in connection with the Pooling and Servicing Agreement, the Master Servicer entered into a Primary Servicing Agreement, dated as of July
1, 2007 (the "Primary Servicing Agreement"), by and between the Master Servicer and Principal Global Investors, LLC, as the primary servicer. The Primary
Servicing Agreement is annexed hereto as Exhibit 99.2.

     On July 19, 2007, Morgan Stanley & Co. Incorporated, Bear, Stearns & Co.
Inc. and the Company entered into an Underwriting Agreement, dated as of July
19, 2007 (the "Underwriting Agreement"). The Underwriting Agreement is annexed hereto as Exhibit 99.3.

     On July 19, 2007, Morgan Stanley Capital I Inc. (the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of July 19, 2007, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc.
(the "Bear MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of July 19,
2007, by and between the Company, as purchaser, and Morgan Stanley Mortgage
Capital Holdings LLC (the "Morgan MLPA"), (c) a Mortgage Loan Purchase
Agreement, dated as of July 19, 2007, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC (the "Principal II MLPA"), and (d) a
Mortgage Loan Purchase Agreement, dated as of July 19, 2007, by and between the
Company, as purchaser, and Wells Fargo Bank, National Association (the "Wells
MLPA"), each in connection with the Company's Commercial Mortgage Pass-Through
Certificates, Series 2007-TOP27. The Bear MLPA is annexed hereto as Exhibit
99.4. The Morgan MLPA is annexed hereto as Exhibit 99.5. The Principal II MLPA is annexed hereto as Exhibit 99.6. The Wells MLPA is annexed hereto as Exhibit
99.7.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired Not applicable.

     (b)  Pro Forma Financial Information Not applicable.

     (c)  Exhibits:

Exhibit No.   Description
-----------   -----------
99.1          Pooling and Servicing Agreement, dated as of July 1, 2007, by and between Company, the Master Servicer, the Special Servicer, the
              Trustee and the Paying Agent.

99.2          Primary Servicing Agreement, dated as of July 1, 2007, by and between the Master Servicer and Principal Global Investors, LLC.

99.3          Underwriting Agreement, dated as of July 19, 2007, by and among
              Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and
              the Company.

99.4          Mortgage Loan Purchase Agreements, dated as of July 19, 2007, by and between the Company and Bear Stearns Commercial Mortgage, Inc.

99.5          Mortgage Loan Purchase Agreements, dated as of July 19, 2007, by and between the Company and Morgan Stanley Mortgage Capital
              Holdings LLC.

99.6          Mortgage Loan Purchase Agreements, dated as of July 19, 2007, by and between the Company and Principal Commercial Funding II, LLC.

99.7          Mortgage Loan Purchase Agreements, dated as of July 19, 2007, by and between the Company and Wells Fargo Bank, National
              Association.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 2007

MORGAN STANLEY CAPITAL I INC.

By: /s/ Anthony J. Sfarra
    ----------------------------------
    Name: Anthony J. Sfarra
    Title: Vice President